Exhibit 10.1
FORM OF DOCUMENTS RELATED

TO DIRECTOR
COMPENSATION
[DATE]
PERSONAL AND CONFIDENTIAL
Dear [INSERT DIRECTOR

NAME]:
We

are

writing

to

set

forth

the

general

terms

of

your

revised

compensation

as

a

director

of

Popular,

Inc.

(the
“Corporation”)

and

certain

of

its

wholly-owned

subsidiaries.

Set

forth

below

is

the

annual

director

compensation
approved by the Corporation’s Board

of Directors to be effective May 8, 2025 (the “Annual Compensation”):
-
A grant (the

“Equity Grant”) of

$135,000 (payable in

equity) under the

Popular, Inc. 2020

Omnibus Incentive
Plan (the “Omnibus Plan”);
-
A
retainer fee (the “Annual Retainer”) of $85,000 (payable in cash or in equity,

at your option);
-
A
committee chair retainer (the “Committee Chair Retainer”) payable

(in cash or in equity, at the director’s
option) to the director designated as Chairperson of the following Committees:
●
Audit and Risk Committees: $35,000

●
Corporate

Governance

and

Nominating,

Technology

and

Talent

and

Compensation
Committees $25,000; and
-
A grant (the “Lead Director Grant”)

of $35,000 (payable in equity) under

the Omnibus Plan, to the director
designated as lead director.
All equity payments may be received in either Restricted Stock or Restricted Stock

Units, at your option.
The Annual

Compensation is

attributable to

the period

commencing on

May 8,

2025 and

ending on

the day

before
the

2026

Annual

Meeting

of Shareholders,

and

for

each subsequent

year

that you

are a

director

and/or elected

as
committee

chair

or

lead

director

until

such

compensation

is

modified

by

the

Board

of

Directors.

The

annual
compensation

period

for

subsequent

years

will

commence

on

the

day

of

the

corresponding

Annual

Meeting

of
Shareholders and end on the day before the following year’s Annual

Meeting of Shareholders.
The Annual Retainer

and Committee Chair

Retainer (as applicable)

will be paid

in cash, unless

you elect to

receive
the payment

in the

form of

equity under

the Omnibus

Plan, as

discussed below.

The Equity

Grant, Lead

Director
Grant (if applicable)

and any retainer

which you elected

to receive in

the form of

equity will be

paid in the

form of
Restricted Stock, unless

you elect to

receive the payment

in Restricted Stock Units.

Restricted Stock and

Restricted
Stock Units will vest on the Vesting

Date (as such term is defined in the corresponding

award agreement). Shares of
Restricted

Stock

will be

issued

to

you

on

the Vesting

Date.

If

you

elect

to

receive

the equity

component

of

your
compensation in

the form

of Restricted

Stock Units,

you will

elect to

receive the

shares of

stock of

the underlying
vested Restricted Stock Units in one of the two following forms:
● Lump-Sum

– You

will receive

the shares

of stock

of the

underlying Restricted

Stock Units

on the

15th of
August immediately following the date you cease to be a director of the Corporation.
● Annual Installments

– You will receive the shares of stock of the underlying Restricted Stock Units in equal annual installments on each 15
th

of August of the 1
st
, 2
nd
, 3
rd
, 4
th

and 5
th

year after you cease to be a director
of the Corporation.

In order to

make the

elections discussed

above, you

must return to

us the attached

Director Compensation

Election
Form no later than

[_____]. If you

do not submit

the Director Compensation

Election Form prior

to such date,

the
Annual

Retainer and

Committee Chair

Retainer will

be payable

to you

in cash

and the

equity

component

of your
compensation will be payable to you in Restricted Stock.

Once you have made an election it will be applicable to all
future payments, unless you notify us in writing of your desire to change the election. You may make such change in
connection

with

future

payments,

by

sending

us

a

written

notice

no

later

than

the

31st

of

December

of

the

year
preceding the date of the Corporation’s

Annual Meeting of Shareholders to which the change would be in effect.
The number of

shares of Restricted

Stock or Restricted

Stock Units (depending

on your election)

to be delivered

in
payment of

the Equity

Grant, the

Annual Retainer,

the Committee

Chair Retainer

and the

Lead Director

Grant, as
applicable, will be

determined by dividing

the corresponding amount

of the payment

in cash by the

closing price of
the Corporation’s common

stock on the date of the Annual Meeting of Shareholders.
The

Restricted Stock and

Restricted Stock Units will

be subject to the

terms and conditions of

the Restricted Stock
Award Agreement and Restricted Stock Unit Award Agreement, as applicable attached hereto. To the extent that cash
dividends are declared and paid

on the Corporation’s

outstanding common stock after

the award of Restricted Stock
Units but before the actual shares

of common stock are delivered, you

will receive an additional number of Restricted
Stock Units that reflect reinvested dividend equivalents.
We have enclosed

the following documents in connection to your compensation:
1. Director Compensation Election Form;
2.
Restricted Stock Award

Agreement and Restricted Stock Unit Award

Agreement; and
3. Omnibus Plan.
Please complete and sign the Director Compensation Election Form and the Restricted Stock Award Agreement or
Restricted

Stock

Unit

Award

Agreement

where

indicated,

as

applicable,

and

return

the

executed

documents

to
Daniel

E.

González

Ortiz

at

the

Corporate

Secretary’s

Office.

Please

retain

a

copy

of

the

documents

for

your
records.
Cordially,
/s/ José R. Coleman Tió
José R. Coleman Tió
Executive Vice President,

Chief Legal Officer

and Secretary

DIRECTOR COMPENSATION

ELECTION FORM
Name:

[INSERT DIRECTOR

NAME]
This

Election

Form

(the

“Election

Form”)

is

subject

to

all

the

terms

and

conditions

of

Popular,

Inc.’s

(the
“Corporation”) 2020 Omnibus

Incentive Plan, as

amended (the “Plan”)

and, as applicable, the

Restricted Stock Unit
Award Agreement

or the Restricted Stock Award Agreement (the “Agreement”)

executed by me and the Corporation
in connection with this Election

Form. I acknowledge that

I have received the

letter informing me of

the compensation
as a member of the Board of Directors

of the Corporation (the “Board”)

and certain of its wholly-owned subsidiaries
commencing on the

Corporation’s

2025 Annual Meeting

of Shareholders and

continuing until such

compensation is
changed by

the Board and

that I agree

with the terms

set forth therein.

Capitalized terms used

in this Election

Form
but not defined herein shall have the meanings set forth in the Plan.
In

accordance

with

the

Plan

and

the

Agreement,

I

hereby

make

the

following

elections

with

respect

to

the
compensation

to be

received by

me for

my services

as a

member

of the

Board

and/or certain

of its

wholly-owned
subsidiaries for

the period

commencing on

the Corporation’s

2025 Annual

Meeting of

Shareholders and

continuing
in future years:
Election I

ANNUAL RETAINERS
I

hereby

elect

to

receive

the

Annual

Retainer

and

Committee

Chair

Retainer

(if

applicable)

component

of

my
compensation for the period commencing on the Corporation’s 2025 Annual Meeting of Shareholders and continuing for future years in the following form (select only one):
CASH EQUITY
Election II
EQUITY AWARDS
I

hereby

elect

to

receive

the

equity

components

of

my

compensation

(Equity

Grant

and

Lead

Director

Grant

(if
applicable)) and any annual

retainers which I

elected to receive in

the form of

equity in Election I

above) for the

period
commencing

on

the

Corporation’s

2025

Annual

Meeting

of

Shareholders

and

continuing

for

future

years

in

the
following form (select only one):
● Restricted Stock

– The shares of

Restricted Stock will vest

on the first anniversary

of the grant date

and the
shares of Common Stock will be issued to the Director on such date.
●
Restricted Stock

Units

– The

Restricted Stock

Units will

vest on

the first

anniversary of

the grant

date and
the delivery of the shares of Common Stock of the underlying Restricted Stock

Unit Award

will be deferred
to a future date selected by the Director in Election III below.
RESTRICTED
STOCK
RESTRICTED
STOCK UNITS

Election III
DEFERRAL OF SETTLEMENT OF VESTED RESTRICTED STOCK

UNITS
To be

completed only if you selected “Restricted Stock Units” in Election II above.
I hereby defer the

settlement of the

vested Restricted Stock Units

granted to me by

the Corporation and elect

to receive
the shares of

Common Stock of

the underlying Restricted Stock

Units (including any additional

Restricted Stock Units
resulting from dividend equivalents) in the following form (select only one):
● Lump-Sum

– The Director will receive the shares of Common Stock of the underlying Restricted Stock Unit
Award

on

the

15th

of

August

immediately

following

the

date

the

Director

ceases

to

be

a

director

of

the
Corporation.
● Annual Installments

– The

Director will

receive the

shares of

Common Stock

of the

underlying Restricted
Stock Unit Award in equal annual installments on each 15
th

of August of the 1
st
, 2
nd
, 3
rd
, 4
th

and 5
th

year after
the Director ceases to be a director of the Corporation.
LUMP-SUM
DISTRIBUTION
ANNUAL
INSTALLMENTS
I

acknowledge

that,

notwithstanding

any

deferral

election

I

make

under

this

Election

Form,

as

set

forth

in

the
Agreement, in the

event of my death

or a Change of

Control, the vesting of

the Restricted Stock

or the settlement of
my Restricted

Stock Units,

as applicable,

will accelerate

and be

settled as

soon as

practicable but

in no

event more
than sixty (60) days following my death or such Change of Control.
Other Information:
I hereby inform the Corporation that my place of residence for tax purposes is:
o
The Commonwealth of Puerto Rico
o
A State of the United States of America
o
Other: ____________________
I hereby

instruct the

Corporation to

deliver and

deposit the

shares of

Common Stock

awarded to

me as

part of

my
compensation to my account at:
o
Popular Securities (Account Number: _____________)
o
Popular, Inc.’s

Dividend Reinvestment and Stock Purchase Plan (Account Number:__________)

o
Other: ____________________ (Account Number: _________________)
This Election

Form will

become irrevocable

with respect

to the grant

year to

which it

applies and

shall be

effective
for subsequent grant

years until I file

with the Corporation

a new Election

Form revoking or

changing such election
in accordance with the requirements of Section 409A of the U.S. Code and the procedures specified by the Corporate
Governance

and Nominating

Committee.

To

be effective,

any revocation

or change

of this

Election

Form must

be
filed by December 31st of the year preceding the date of the Corporation’s

Annual Meeting of Shareholders to which
the revocation or change is made. I understand that this

Election Form may be revoked or changed in accordance with
the requirements of Section

409A of the U.S. Code,

or that I may need

to complete another Election

Form for future
compensation, if the terms of the Plan are amended. I further understand that the ability to make a subsequent deferral
election may not be

available to me

in the future

if the Corporation

changes the Plan

or its Plan

administration policies.
I am

aware that

any elections

I have

hereby made

may have

significant tax

consequences to

me and,

to the

extent I
deem

necessary,

I

have

received

advice

from

my

personal

tax

advisor

before

making

this

deferral

election.

This

Election

Form

is

in

all

respects

subject

to

the

terms

and

conditions

of

the

Plan

and

the

Agreement.

Should

any
inconsistency exist between this Election Form, the Plan, and/or the Agreement, then the provisions of either the Plan or the Agreement will control.
The undersigned hereby agrees to be bound by this

Election Form and agrees to comply with

the terms and conditions
of the Plan, the Agreement (as applicable), and the elections set forth herein.
Please send the executed

version of this Election

Form to Daniel E.

González at the Corporate

Secretary’s Office

no
later than [_____]. Any Election Form received after that date will not be given effect.

DIRECTOR

By:____________________

Name: [INSERT DIRECTOR NAME]

Date: [INSERT DATE]

POPULAR, INC.
RESTRICTED STOCK AWARD

AGREEMENT
This
RESTRICTED STOCK AWARD

AGREEMENT

(this “Agreement”) is made and entered into as
of

[____],

by

and

between

POPULAR,

INC.

(the

“Corporation”)

and

[INSERT

DIRECTOR

NAME]

(the
“Director”). Capitalized terms not otherwise defined herein shall having the meaning ascribed them in the Plan (as defined herein).
WHEREAS,

the Corporation maintains the Popular,

Inc. 2020 Omnibus Incentive Plan, as amended (the
“Plan”);
WHEREAS,

in

connection

with

the

Director’s

service

as

a

member

of

the

Board

of

Directors

of

the
Corporation and

certain of its

wholly-owned subsidiaries,

the Corporation desires

to grant restricted

shares of the
Corporation’s

Common Stock

(the “Restricted

Stock”) to

the Director,

subject to the

terms and

conditions of

the
Plan and this Agreement; and
NOW THEREFORE
, in consideration

of the covenants

and agreements

contained herein

and for other
good and valuable consideration, the parties agree as follows:
1.
Award

of Restricted

Stock
.

Subject to

the terms

and

conditions of

this Agreement

and the
Plan, in

consideration of

the Director’s

services as

a member

of the

Board of

Directors of

the
Corporation and/or

certain of

its wholly-owned

subsidiaries, the

Corporation hereby

grants to
the

Director

the

number

of

Restricted

Stock

set

forth

from

time

to

time

in

Annex

I

of

this
Agreement (the “Award

”). Annex I will be delivered to the Director upon each Award and will
form

part

of

this

Agreement.

No

fractional

Restricted

Stock

shall

be

issued.

Whenever

the
computation

of the

number

of Restricted

Stock to

be awarded

results in

a fractional

amount,
such amount shall be rounded up to the next greater whole number of Restricted

Stock.
In

the

event

any

stock

dividend,

stock

split,

recapitalization

or

other

change

affecting

the
outstanding common stock of the

Corporation as a class is effected

without consideration, then
any new, substituted or additional securities or other property (including money paid other than
as a regular

cash dividend) that is

by reason of

any such transaction

distributed with respect

to
shares of

Restricted Stock

will be

immediately subject

to the

provisions of

this Agreement

in
the

same

manner

and

to

the

same

extent

as

the

Restricted

Stock

with

respect

to

which

such
change was

effected.

Cash dividends

paid on

the Restricted

Stock and

on all

of the

Common
Stock

that

may

be

subsequently

acquired

with

such

cash

dividends,

will

be

invested

in

the
purchase

of

additional

shares

of

Common

Stock

of

the

Corporation

in

accordance

with

the
Popular,

Inc.

Dividend

Reinvestment

and

Stock

Purchase

Plan

(the

“DRIP”).

The

shares

of
Common Stock acquired through

the reinvestment of

dividends will not

be subject to

the vesting
restrictions under this Agreement and will be immediately vested. The Restricted

Stock shall be
held in custody by the Fiduciary Services Division of Banco Popular de Puerto Rico.
2.
Vesting,

Forfeiture

and

Transfer

Restrictions.
The

Restricted

Stock

awarded

under

this
Agreement

shall

vest,

become

non-forfeitable

and

not

subject

to

restrictions

on

the

dates

set
forth in

Annex I

(the “Vesting

Date”). The

Restricted Stock

may not

be assigned,

transferred,
pledged or otherwise

disposed of in

any way other

than by the

Last Will

and Testament

of the
Director or the

laws of descent

and distribution, subject

to the bylaws of

the Corporation. Any
Restricted

Stock

held

by

a

beneficiary

shall

be

subject

to

the

restrictions

imposed

on

such
Restricted Stock. Any such attempt

at assignment, transfer, pledge

or other disposition shall be
without

effect.

If

the

Director,

the

Director’s

legal

representative

or

other

holder

of

the
Restricted

Stock

attempts

to

sell,

exchange,

transfer,

pledge

or

otherwise

dispose

of

any
Restricted Stock,

all Restricted

Stock will be

immediately forfeited

without any further

action
by the Corporation. Unless otherwise

determined by the Corporate Governance and

Nominating

Committee (the “Committee”)

at or following

the time of

grant, the following

provisions shall
apply in the event of the Director’s termination of service

as a director:
(a) Due to Death.

Notwithstanding the

forgoing or

anything in this

Agreement to
the contrary, in the event of

the Director’s death, the Vesting Date of the

Award
shall accelerate following the date of the Director’s death.
(b)
Due to a

Change of Control.

Notwithstanding the

forgoing or

anything in this
Agreement

to the

contrary,

in the

event

of a

Change

of Control,

the Vesting
Date

of

the

Award

shall

accelerate

following

the

date

of

such

Change

of
Control.
(c) Due to Cause.

In the event the Director’s services as director are terminated by the Corporation or any Affiliate for Cause, the Restricted Stock awarded under this Agreement

will thereupon be

forfeited at no

cost to the

Corporation or its
Affiliate and the Director will have no further rights thereunder
(d) Due to Resignation.

In the event the Director terminates

his or her service as a
director

for

any or

no reason

(other

than

due

to death,

Change of

Control or
removal

for

cause)

prior

to

the

Vesting

Date,

the

Restricted

Stock

awarded
under this Agreement will thereupon

be forfeited at no cost

to the Corporation
or its Affiliate and the Director will have no further rights thereunder.
3.
Securities Law

Compliance.

Notwithstanding anything

to the

contrary contained

herein, no
shares under this Agreement may be granted

unless the shares of Restricted Stock issuable

upon
such

grant

are

then

registered

under

the

Securities

Act

of

1933,

as amended

(the

“Securities
Act”)

or,

if

such

shares

of

Restricted

Stock

are

not

then

so

registered,

the

Corporation

has
determined that such grant and issuance would be exempt from the registration requirements of the

Securities

Act.

The

grant

of

shares

must

also

comply

with

other

applicable

laws

and
regulations

governing

the

grant,

and

no

grant

of

shares

will

be

permitted

if

the

Corporation
determines that such grant would not be in material compliance with such laws and regulations.
4.
Stock

Legend
.

The

Corporation

and

the

Director

agree

that,

to

the

extent

certificates
representing shares of Restricted Stock are issued by the

Corporation, during such time as such
Restricted Stock are

subject to the

provisions of this

Agreement and the

Plan, such certificates
will have endorsed upon them in bold-faced type a legend substantially in the following form:
THE

SHARES

REPRESENTED

BY

THIS

CERTIFICATE

MAY

NOT

BE

SOLD,

ASSIGNED,
TRANSFERRED,

ENCUMBERED

OR

IN

ANY

MANNER

DISPOSED

OF,

EXCEPT

IN
COMPLIANCE

WITH

THE

TERMS

OF

THE

RESTRICTED

STOCK

AWARD

AGREEMENT
BETWEEN

THE

CORPORATION

AND

THE

INITIAL

HOLDER

OF

THE

SHARES.

THE
RESTRICTED

STOCK

AWARD

AGREEMENT

MAY

GRANT

CERTAIN

PURCHASE

OPTIONS
TO

THE

CORPORATION,

PROVIDES

FOR

FORFEITURE

OF

THE

SHARES

IN

CERTAIN
CIRCUMSTANCES,

AND IMPOSES

RESTRICTIONS ON

THE TRANSFER OF

THESE SHARES.
A

COPY

OF

THE

RESTRICTED

STOCK

AWARD

AGREEMENT

IS

ON

DEPOSIT

AT

THE
PRINCIPAL

OFFICE

OF

THE

CORPORATION

AND

WILL

BE

FURNISHED

BY

THE
CORPORATION

TO THE REGISTERED HOLDER HEREOF UPON

WRITTEN REQUEST.
5. Agreement not a Service Contract.

This Agreement is not

an employment or service contract,
and nothing in this Agreement

nor the Plan shall be deemed to

confer on the Director any right
to be

or continue

in the

service of,

or to

continue or

establish any

other relationship

with, the
Corporation or its subsidiaries, as applicable, or limit in any way the right of the Corporation or its subsidiaries or its shareholders to terminate its relationship with the Director at any time.

6. Tax Matters.

(a)
Tax

Withholding.

The Director

shall be

solely responsible

for

any

applicable
taxes

(including,

without

limitation,

income

and

excise

taxes)

and

penalties,
and any

interest that

accrues thereon,

incurred in

connection with

the Award.
The Corporation may withhold or cause to be withheld from the Award

(or the
Director’s compensation) any Federal, Puerto

Rico, state or

local taxes required
by

law

to

be

withheld

with

respect

to

such

Award.

By

acceptance

of

this
Agreement,

the

Director

agrees

to

such

deductions.

If

a

tax

withholding

is
required

under

applicable

law,

the

Corporation

will

withhold

shares

of
Common

Stock

with

a

value

equal

to

the

payment

of

the

taxes

that

the
Corporation determines it

is required to

withhold under applicable

tax laws

with
respect to

the Award

(with such

withholding obligation

determined based

on
any

applicable

minimum

statutory

withholding

rates), in

connection

with the
issuance of the Shares thereof. The Corporation will use the Fair Market Value of the Common Stock on the Vesting

Date in order to determine the number of
shares to

be withheld.

If the

Director wishes

to remit

cash to

the Corporation
(through payment deductions

or otherwise), in

each case

in an

amount sufficient
in

the

opinion

of

the

Corporation

to

satisfy

such

withholding

obligation,

the
Director must notify the

Corporation in advance and

do so in compliance

with
all applicable laws and pursuant to such rules as the Corporation may establish from

time

to

time,

including,

but

not

limited

to,

the

Corporation’s

Insider
Trading Policy.
(b) Section 83(b) Election.

The Director acknowledges

that if he or she

is subject
to taxation under the United

States Internal Revenue Code of

1986, as amended
(the “Code”), under

Section 83(b) of

the Code, the

difference between the Grant
Price and its fair market

value at the time any

forfeiture restrictions applicable
to such Restricted Stock lapse is reportable as

ordinary income at that time. For
this

purpose,

the

term

“forfeiture

restrictions”

includes

the

forfeiture
provisions,

and

restrictions

described

in

Section

2

of

this

Agreement.

Notwithstanding

the

foregoing,

the

Director

understands

that

he

or

she

may
elect to be

taxed at the

time the Restricted

Stock is acquired

hereunder, rather
than when and

as such Restricted

Stock ceases to be

subject to such

forfeiture
restrictions,

by

filing

an

election

under

Section

83(b)

of

the

Code

with

the
Internal

Revenue

Service

within

thirty

(30)

days

after

the Grant

Date.

If

the
Grant Price

equals the

fair market

value of

the Restricted

Stock on

such date,
or if it is likely that the

fair market value of the Restricted Stock at the time

any
forfeiture restrictions lapse will exceed the Grant Price, the election may avoid adverse

tax

consequences

in

the

future.

The

Director

understands

that

the
failure to

make this

filing within

said thirty

(30) day

period will

result in

the
recognition

of

ordinary

income

by

the

Director

(in

the

event

the

fair

market
value of

the Restricted

Stock increases

after the

Grant Date)

as the

forfeiture
restrictions

lapse.

The

Director

acknowledges

that

it

is

his

or

her

sole
responsibility, and not the Corporation’s, to file a timely election under Section
83(b) of

the Code.

The Director

further acknowledges

that the

election under
Section 83(b) of the Code is an election that must be made with respect to each separate

grant

of Restricted

Stock

that is

subject

to this

Agreement

and

that,
immediately

after

filing

the

election

with

the

Internal

Revenue

Service,

the
Director will deliver a copy of such election to the Corporation.
(c) Section 409A.

The Restricted Stock granted under this Agreement is intended to be exempt from Section 409A of the Code, to the extent applicable,

and this
Agreement is intended to, and shall be interpreted, administered and construed
consistent

therewith.

Notwithstanding

anything

to

the

contrary,

the

Director
shall not

be considered

to have

ceased to

be a

director or

to have

terminated
service with the Corporation

for purposes of this

Agreement until the

Director
has

incurred

a

“separation

from

service”

from

the

Corporation

within

the
meaning of

Section 409A

of the

U.S. Code.

In addition,

for purposes

of this

Agreement, each amount to be paid to the Director pursuant

to this Agreement
shall be

construed as

a separate

payment for

purposes of

Section 409A

of the
U.S. Code.
7.
Rights as a

Shareholder.

Except for

the restrictions set

forth in this

Agreement and

the Plan
and unless otherwise

determined by the

Corporation, the Director

shall be entitled

to all of

the
rights of

a shareholder

with respect

to the

shares of

Restricted Stock

awarded pursuant

to this
Agreement including the right

to vote such shares of

Restricted Stock and to

receive dividends
and other distributions (if

any) payable with respect

to such shares;

provided, however, that cash
dividends paid on the Restricted

Stock shall be reinvested in

common stock of the Corporation
through the Popular, Inc. Dividend

Reinvestment and Stock Purchase Plan.
8.
Plan

Governs.

This Agreement

is subject

to

the terms

and

conditions

of the

Plan, which

is
incorporated herein by reference and which

the Director hereby acknowledges receiving

a copy.
The

Director

agrees

to

be

bound

by

all

terms

and

provisions

of

the

Plan

and

related
administrative

rules

and

procedures,

including,

without

limitation,

terms

and

provisions

and
administrative rules and procedures adopted and/or modified after the granting of the Award.

If
any provisions

hereof are

inconsistent with

those of

the Plan,

the provisions

of the

Plan shall
control.
9. Notices.

Any notices required to be given or delivered to the Director or the Corporation under the terms of this

Agreement or the Plan

shall be given in writing

and shall be deemed effectively
given upon receipt or, in

the case of

notices delivered by mail

by the Corporation to

the Director,
five (5) days after

deposit in the United

States mail, postage prepaid,

addressed to the Director
at the last address the

Director provided to the Corporation.

Notice to the Corporation

shall be
given in

writing and

shall be

deemed effectively

given upon

receipt or,

in the

case of

notices
delivered by

mail to

the Corporation

by the

Director,

five (5)

days after

deposit in

the United
States mail, postage prepaid, addressed to Chief Legal Officer, Popular, Inc. Board of Directors
(751), PO Box 362708, San Juan, Puerto Rico 00936-2708.
10. Governing Law.

This Agreement shall

be governed by

and construed in

accordance with the
laws of the Commonwealth of Puerto Rico, without regard to principles of conflicts of laws.
11. Severability.

If any provision of this Agreement

is held to be illegal or invalid for

any reason,
the illegality or

invalidity shall not

affect the remaining

provisions of the

Agreement, but such
provision shall

be fully

severable and the

Agreement shall be

construed and

enforced as if

the
illegal or invalid provision had never been included in the Agreement.
12. Successors.

This Agreement

shall be binding

upon and

inure to the

benefit of

any successors
or

assigns

of

the

Corporation.

Subject

to

the

restrictions

on

transfer

set

forth

herein,

this
Agreement and

the Plan

shall be

binding upon

the Director

and the

Director’s heirs,

legatees,
executors, administrators, legal representatives, and successors.
13. Amendment.

The Committee reserves the

right at any time to

amend the terms and conditions
set forth in

this Agreement; provided

that, notwithstanding

the foregoing,

no such amendment
shall materially adversely affect your rights and obligations under this Agreement without your consent (or the

consent of your

estate, if

such consent is

obtained after your

death), and

provided,
further,

that the

Committee may

not accelerate

or postpone

the payout

of shares

to occur

at a
time

other

than

the

applicable

time

provided

for

in

this

Agreement.

Any

amendment

of this
Agreement shall be in writing signed by an authorized member of the Committee or a person or persons designated by the Committee.
14. Counterparts.

This Agreement may

be executed in

any number of

counterparts, all of

which
shall constitute one and the same

instruments, and any party hereto

may execute this Agreement
by signing and delivering one or more counterparts.

[Signature Page Follows]
IN WITNESS WHEREOF , the parties hereto have entered into this Agreement as of [___].
POPULAR, INC. DIRECTOR
By:

__________________________
Name: José R. Coleman Tió
By:

__________________________
Title:

Executive Vice President,

Chief Legal Officer and
Corporate Secretary
Name:

[INSERT DIRECTOR

NAME]

POPULAR, INC.
RESTRICTED STOCK AWARD
ANNEX I
Recipient:

Grant Date:

Total

Dollar Value

of Award:
$
Common Stock Market Price as of closing on Grant Date : $
Restricted Stock Awarded:

Vesting Date:

POPULAR, INC.
RESTRICTED STOCK UNIT AWARD

AGREEMENT
This
RESTRICTED STOCK UNIT AWARD

AGREEMENT
(this “Agreement”) is made and entered
into as of

[____], by and

between POPULAR, INC.

(the “Corporation”)

and [INSERT

DIRECTOR NAME]

(the
“Director”).

Capitalized

terms

used

but

not

otherwise

defined

herein

shall

have

the

meanings

ascribed

to

them
under the Plan (as defined herein).
WHEREAS,

the Corporation maintains the Popular,

Inc. 2020 Omnibus Incentive Plan, as amended (the
“Plan”);
WHEREAS,

in

connection

with

the

Director’s

service

as

a

member

of

the

Board

of

Directors

of

the
Corporation and

certain of its

wholly-owned subsidiaries,

the Corporation desires

to grant Restricted

Stock Units
to the Director, subject to the terms and conditions

of the Plan and this Agreement; and
NOW THEREFORE
, in consideration

of the covenants

and agreements

contained herein

and for other
good and valuable consideration, the parties agree as follows:
15.
Award of

Restricted Stock Units
.

Subject to the terms and

conditions of this Agreement

and
the Plan,

in consideration

of Director’s

services as

a member

of the

Board of

Directors of

the
Corporation and/or

certain of

its wholly-owned

subsidiaries, the

Corporation hereby

grants to
the Director the

number of Restricted

Stock Units (“RSUs”)

set forth from

time to time

in Annex
I of this Agreement (the “Award

”). Annex I will be delivered

to the Director upon each Award
and will form

part of this

Agreement. Each RSU

represents the unfunded and

unsecured promise
of the Corporation to

issue to the Director

one share of Common

Stock, par value $.01

per share,
of the Corporation on the Settlement Date (as set forth in Section 4 hereof). No fractional RSUs shall be

issued. Whenever

the computation

of the

number of

RSUs to

be awarded

results in

a
fractional amount, such amount shall be rounded up to the next greater whole number of RSUs.
16. Vesting, Forfeiture and Transfer Restrictions.
The RSUs awarded

under this

Agreement shall
vest, become non-forfeitable and not

subject to restrictions on

the dates set

forth in Annex I.

The
RSUs may not be assigned, transferred, pledged or otherwise disposed of in any way other than by the Last

Will and

Testament

of the Director

or the laws

of descent and

distribution, subject
to

the

bylaws

of

the

Corporation.

Any

RSUs

held

by

a

beneficiary

shall

be

subject

to

the
restrictions

imposed

on

such

RSUs

by

this

Agreement

and

the

Plan.

Any

such

attempt

at
assignment,

transfer,

pledge

or

other

disposition

shall

be

without

effect.

If

the

Director,

the
Director’s legal representative

or other holder of

the RSUs attempts to sell,

exchange, transfer,
pledge

or otherwise

dispose

of any

RSU, all

RSU will

be

immediately

forfeited

without

any
further action

by the

Corporation. Unless

otherwise determined

by the

Corporate Governance
and Nominating Committee

(the “Committee”) at or following

the time of grant,

the following
provisions shall apply in the event of the Director’s termination of service as a director:
(e) Due to Death.

Notwithstanding the

forgoing or

anything in this

Agreement or
any

Election

Form

to

the

contrary,

in

the

event

of

the

Director’s

death,

the
Vesting

Date of

any unvested

Award

shall accelerate

and all

Awards

granted
under

this

Agreement

shall

be

settled

as

soon

as

practicable

but

in

no

event
more than sixty (60) days following the date of the Director’s death.
(f)
Due to a

Change of Control.

Notwithstanding the

forgoing or

anything in this
Agreement or

any Election

Form to

the contrary,

in the

event of

a Change

of
Control,

the

Vesting

Date

of

any

unvested

Award

shall

accelerate

and

all
Awards granted under this Agreement shall be

settled as soon as

practicable but
in

no

event

more

than

sixty

(60)

days

following

the

date

of

such

Change

of
Control.

(g) Due to Cause.

In the event the Director’s services as director are terminated by the

Corporation

or

any

Affiliate

for

Cause,

any

unvested

Award

under

this
Agreement (including any associated

Dividend Equivalents (as

defined below))
will thereupon be forfeited at no cost to the Corporation or its Affiliate and the
Director will have no further rights thereunder.
(h) Due to Resignation.

In the event the Director terminates

his or her service as a
director for

any or

no reason

(other than

due to

death,

Change of

Control or
removal for

cause) prior

to the

applicable Vesting

Date, any

unvested Award
under

this

Agreement

(including

any

associated

Dividend

Equivalents

(as
defined below)) will thereupon

be forfeited at no

cost to the Corporation or

its
Affiliate and the Director will have no further rights thereunder.
17. Election to Defer Receipt of Shares.

The Director has elected to defer, to some future date as
provided in Section 4 of this Agreement and set forth in Annex I, the receipt of all the shares of
Common

Stock underlying

the Award

granted

pursuant

to this

Agreement

(the “Shares”).

In
order

to

defer

the

receipt

of

the

Shares,

the

Director

has

completed

and

filed

a

Director
Compensation Election Form (the “Election Form”)

with the Plan administrator, which Election
Form is incorporated herein by reference.
18. Settlement Date and Issuance of Shares.
The Director has elected to receive the Shares in

one
of the following manners (each a “Settlement Date”) as set forth in Annex

I hereto:
(a) Lump-Sum.

The Director

will receive

the Shares

on the

15
th

of August

immediately following
the date the Director ceases to be a director of the Corporation, or
(b) Annual Installments.

The Director will receive

the Shares in equal

annual installments on each
15
th

of August of the 1
st
, 2
nd
, 3
rd
, 4
th

and 5
th

year after the Director ceases to

be a director of the
Corporation.
On the Settlement Date selected by the Director, the Corporation shall issue to the Director the Shares as provided in this section.
19.
Rights as

Stockholder.

The

Director

shall not

have

any

rights (including

voting rights)

of a
shareholder of the Corporation with respect to

the RSUs until the Shares

have been issued to the
Director on the Settlement Date
20.
Dividend

Equivalents.

To

the

extent

that

cash

dividends

are

declared

and

paid

on

the
Corporation’s

outstanding Common

Stock after the

Grant Date but

before the Settlement

Date
of the

Award,

the Director

shall receive

an additional

number of

RSUs that

reflect reinvested
dividend

equivalents.

The dividend

equivalents will

be equal

in value

(based on

the reported
dividend rate on

the date dividends

are paid) to

the amount of

dividends that would

have been
paid on the Shares not yet delivered to the Director (the “Dividend

Equivalents”). The Director
shall receive as

of the date

of the dividend

payment a number

of RSUs equal

to the amount

of
the cash dividend paid by the Corporation on a single

share of Common Stock multiplied by the
number

of

RSUs

awarded

under

this

Agreement,

divided

by

the

Fair

Market

Value

of

the
Common

Stock

of

the

Corporation

on

the

date

of

the

dividend

payment

(the

“Dividend
Equivalent RSUs”). The Dividend Equivalent RSUs will be delivered to the Director as soon as practicable following

the date of

the dividend

payment and

will vest

on the

same vesting date
applicable to

the RSUs to

which they

relate. The underlying

shares of Common

Stock of such
Dividend Equivalent RSUs will

be issued to the Director

on the Settlement Date in

accordance
with Section

4 and

Annex I

of this

Agreement,

in the

same manner

as the

Shares are

issued.
Dividend

Equivalent

RSUs obtained

by

the

Director

will also

be

entitled

to

obtain

Dividend
Equivalents in accordance with this

Section 6, when cash dividends

are declared and paid by

the
Corporation.

Shares

of

Common

Stock

underlying

Dividend

Equivalent

RSUs

shall

also

be
referred to herein as “Shares”.

21. Tax Matters.
(a)

Tax

Withholding.

The Director

shall be

solely responsible

for any

applicable
taxes

(including,

without

limitation,

income

and

excise

taxes)

and

penalties,
and

any interest

that accrues

thereon,

incurred

in connection

with the

Award
and any

Dividend Equivalent

RSUs.

The Corporation

may withhold

or cause
to

be

withheld

from

the

Award

and

any

Dividend

Equivalent

RSUs

(or
Director’s

other

compensation)

any

Federal, Puerto

Rico, state

or local

taxes
required

by

law

to

be

withheld

with

respect

to

such

Award

or

Dividend
Equivalent

RSUs.

By

acceptance

of

this

Agreement,

Director

agrees

to

such
deductions.

If

a

tax

withholding

is

required

under

applicable

law,

the
Corporation will

withhold shares

of Common

Stock with

a value

equal to

the
payment of the taxes that the Corporation

determines it is required to withhold
under

applicable

tax

laws

with

respect

to

the

Award

and

any

Dividend
Equivalent RSUs

(with such

withholding obligation

determined based

on any
applicable

minimum

statutory

withholding

rates),

in

connection

with

the
issuance of the Shares thereof. The Corporation will use the Fair Market Value of the Common Stock on the Settlement Date in order to determine the number of shares to be withheld. If the Director wishes

to remit cash to the Corporation
(through payment deductions

or otherwise), in

each case

in an

amount sufficient
in

the

opinion

of

the

Corporation

to

satisfy

such

withholding

obligation,

the
Director must notify the

Corporation in advance and

do so in compliance

with
all applicable laws and pursuant to such rules as the Corporation may establish from

time

to

time,

including,

but

not

limited

to,

the

Corporation’s

Insider
Trading Policy.
(b) Section 409A.

The intent

of the

parties is

that the

Award

and

any Dividend
Equivalent

RSUs

granted

hereunder

comply

with

Section

409A

of

the

U.S.
Code

to

the

extent

subject

thereto,

and,

accordingly,

to

the

maximum

extent
permitted, this Agreement,

the Plan and the Election

Form shall be interpreted
and be administered

to be in

compliance therewith.

Notwithstanding anything
to

the

contrary,

the

Director

shall

not

be

considered

to

have

ceased

to

be

a
director or to have terminated service with the Corporation for purposes of this
Agreement until the Director has incurred a “separation from service” from the
Corporation within the meaning of Section

409A of the U.S.

Code.

In addition,
for purposes of this

Agreement, each amount to

be paid to

the Director pursuant
to

this

Agreement

shall

be

construed

as

a

separate

payment

for

purposes

of
Section 409A of the U.S. Code.
22.
Securities Law

Compliance.

The delivery

of all

or any

of the

Shares under

this Agreement
shall only be

effective at

such time as

the issuance of

such Shares will

not violate

any state or
federal securities or other laws. The

Corporation is under no obligation to

effect any registration
of Shares under

the Securities Act of

1933 or to effect

any state registration

or qualification of
the Shares. The Corporation may, in its sole discretion, delay the delivery of the Shares or place restrictive legends

on such

Shares in order

to ensure that

the issuance of

any Shares

will be in
compliance with federal

or state

securities laws and

the rules of

NASDAQ or

any other exchange
upon which the

Corporation’s Common

Stock is traded.

If the Corporation

delays the delivery
of the Shares in order to ensure

compliance with any state or federal securities

or other laws, the
Corporation

shall

deliver

the

Shares

at

the

earliest

date

at

which

the

Corporation

reasonably
believes

that

such

delivery

will

not

cause

such

violation,

or

at

such

other

date

that

may

be
permitted under law.
23.
Agreement not a Service Contract.

This Agreement is not

an employment or service contract,
and nothing in this Agreement

nor the Plan shall be deemed to

confer on the Director any right
to be

or continue

in the

service of,

or to

continue or

establish any

other relationship

with, the
Corporation or its subsidiaries, as applicable, or limit in any way the right of the Corporation or its subsidiaries or its shareholders to terminate its relationship with the Director at any time.

24.
Plan

Governs.

This Agreement

is subject

to

the terms

and

conditions

of the

Plan, which

is
incorporated herein by reference and which

the Director hereby acknowledges receiving

a copy.
The

Director

agrees

to

be

bound

by

all

terms

and

provisions

of

the

Plan

and

related
administrative

rules

and

procedures,

including,

without

limitation,

terms

and

provisions

and
administrative rules and procedures adopted and/or modified after the granting of the Award.

If
any provisions

hereof are

inconsistent with

those of

the Plan,

the provisions

of the

Plan shall
control.
25. Notices.

Any notices required to be given or delivered to the Director or the Corporation under the terms of this

Agreement or the Plan

shall be given in writing

and shall be deemed effectively
given upon receipt or, in

the case of

notices delivered by mail

by the Corporation to

the Director,
five (5) days after

deposit in the United

States mail, postage prepaid,

addressed to the Director
at the last address the

Director provided to the Corporation.

Notice to the Corporation

shall be
given in

writing and

shall be

deemed

effectively given

upon receipt

or,

in the

case of

notices
delivered by

mail to

the Corporation

by the

Director,

five (5)

days after

deposit in

the United
States mail, postage prepaid, addressed to Chief Legal Officer, Popular, Inc. Board of Directors
(751), PO Box 362708, San Juan, Puerto Rico 00936-2708.
26. Governing Law.

This Agreement shall

be governed by

and construed in

accordance with the
laws of the Commonwealth of Puerto Rico, without regard to principles of conflicts of laws.
27. Severability.

If any provision of this Agreement

is held to be illegal or invalid for

any reason,
the illegality or

invalidity shall not

affect the remaining

provisions of the

Agreement, but such
provision shall

be fully

severable and the

Agreement shall be

construed and

enforced as if

the
illegal or invalid provision had never been included in the Agreement.
28. Successors.

This Agreement

shall be binding

upon and

inure to the

benefit of

any successors
or

assigns

of

the

Corporation.

Subject

to

the

restrictions

on

transfer

set

forth

herein,

this
Agreement and

the Plan

shall be

binding upon

the Director

and the

Director’s heirs,

legatees,
executors, administrators, legal representatives, and successors.
29. Amendment.

The Committee reserves the

right at any time to

amend the terms and conditions
set forth in

this Agreement; provided

that, notwithstanding

the foregoing,

no such amendment
shall materially adversely affect your rights and obligations under this Agreement without your consent (or the

consent of your

estate, if

such consent is

obtained after your

death), and

provided,
further,

that the

Committee may

not accelerate

or postpone

the payout

of shares

to occur

at a
time

other

than

the

applicable

time

provided

for

in

this

Agreement.

Any

amendment

of this
Agreement shall be in writing signed by an authorized member of the Committee or a person or persons designated by the Committee.
30. Counterparts.

This Agreement may

be executed in

any number of

counterparts, all of

which
shall constitute one and the same

instruments, and any party hereto

may execute this Agreement
by signing and delivering one or more counterparts.
[Signature Page Follows]

IN WITNESS WHEREOF , the parties hereto have entered into this Agreement as of [___].
POPULAR, INC. DIRECTOR
By:

__________________________
Name: José R. Coleman Tió
By:

__________________________
Title:

Executive Vice President,

Chief Legal Officer and
Corporate Secretary
Name:

[INSERT DIRECTOR

NAME]

POPULAR, INC.
RESTRICTED STOCK UNIT AWARD
ANNEX I
Recipient:

Grant Date:

Total

Dollar Value

of Award:
$
Common Stock Market Price as of closing on Grant Date : $
Restricted Stock Units Awarded:

Vesting Date:
Settlement Date selected by the Director on the Director

Compensation Election Form:
__________ Lump-Sum

– the

15
th

of August

immediately following

the date

the Director

ceases to

be a director

of
the Corporation.
__________ Annual Installments

– each 15
th

of August of the 1
st
, 2
nd
, 3
rd
, 4
th

and 5
th

year after the Director ceases

to
be a director of the Corporation.